LOSS PER ORDINARY SHARE	12 Months Ended
Dec. 31, 2020
LOSS PER ORDINARY SHARE
LOSS PER ORDINARY SHARE

23   LOSS PER ORDINARY SHARE

The computation of basic and diluted loss per share is as follows:

	Years ended December 31,
	2018	2019	2020

Net loss	(430,268)	(442,083)	(669,214)

Net loss attributable to redeemable non-controlling interests	—	—	2,807
Accretion to redemption value of redeemable non-controlling interests	—	—	(18,627)
Change in redemption value of redeemable preferred shares	—	(17,760)	—
Cumulative dividend on redeemable preferred shares	—	(40,344)	(52,709)
Net loss available to ordinary shareholders	(430,268)	(500,187)	(737,743)

Weighted average number of ordinary shares outstanding - basic and diluted	990,255,959	1,102,953,366	1,253,559,523

Loss per ordinary share - basic and diluted	(0.43)	(0.45)	(0.59)

During the years ended December 31, 2018, 2019 and 2020, the Company issued nil, 48,962,896 and 32,592,288 ordinary shares, respectively, to its share depository bank, which have been and will continue to be used to settle stock option and restricted share awards upon their exercise. No consideration was received by the Company for this issuance of ordinary shares. These ordinary shares are legally issued and outstanding but are treated as escrowed shares for accounting purposes and, therefore, have been excluded from the computation of loss per ordinary share. Any ordinary shares not used in the settlement of stock option and restricted share awards will be returned to the Company.

The following securities were excluded from the computation of diluted loss per share as inclusion would have been anti-dilutive. The share options and restricted shares below represented the maximum number of shares to be issued.

	Years ended December 31,
	2018	2019	2020

Share options/restricted shares	54,289,936	47,986,392	31,425,768
Convertible bonds payable	46,527,600	46,527,600	46,526,049
Total	100,817,536	94,513,992	77,951,817